UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 25, 2011
RANGE RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-12209 (Commission File Number)	34-1312571 (IRS Employer Identification No.)

100 Throckmorton Street, Suite 1200 Fort Worth, Texas (Address of principal executive offices	76102 (Zip Code)
Registrant’s telephone number, including area code: (817) 870-2601
(Former name or former address, if changed since last report): Not applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement
Item 3.03 Material Modification to Rights of Security Holders
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-4.1
EX-4.2
EX-4.3
EX-4.4
EX-5.1
EX-99.1

Item 1.01	Entry Into a Material Definitive Agreement.
     A. Indentures for 5 3/4% Senior Subordinated Notes due 2020
     On May 25, 2011, Range Resources Corporation (“Range”) completed the public offering of $500 million aggregate principal amount of 5 3/4% Senior Subordinated Notes due 2021 (the “Notes”), which are fully and unconditionally guaranteed on a senior subordinated basis by the following subsidiaries of Range (collectively, the “Subsidiary Guarantors”):
•	American Energy Systems, LLC;

•	Energy Assets Operating Company, LLC;

•	Range Energy Services Company, LLC;

•	Range Operating New Mexico, LLC;

•	Range Production Company;

•	Range Resources — Appalachia, LLC;

•	Range Resources — Midcontinent, LLC;

•	Range Resources — Pine Mountain, Inc.; and

•	Range Texas Production, LLC.
     The terms of the Notes are governed by the Indenture, dated as of May 25, 2011 (the “Indenture”), by and among Range, the Subsidiary Guarantors and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of May 25, 2011 (the “Supplemental Indenture”). The Notes will mature on June 1, 2021. Interest will accrue from May 25, 2011, and the first interest payment date will be December 1, 2011. Range may redeem some or all of the Notes at any time on or after June 1, 2016 at the redemption prices specified in the Supplemental Indenture. Range may also redeem up to 35% of the Notes using all or a portion of the net proceeds of certain public sales of equity interests completed before June 1, 2014. Range may also redeem the Notes prior to June 1, 2016 upon payment of the make-whole premium specified in the Supplemental Indenture. If Range sells certain of its assets or upon the occurrence of certain changes in control, Range must offer to repurchase the Notes. The Notes are unsecured, and are subordinated to all of Range’s existing and future senior debt, rank equally with all of Range’s existing and future senior subordinated debt and rank senior to all of Range’s existing and future subordinated debt. Other material terms of the Notes, the Indenture and the Supplemental Indenture are described in the prospectus supplement, dated May 11, 2011, as filed by Range and the Subsidiary Guarantors with the Securities and Exchange Commission (the “Commission”) on May 12, 2011. The foregoing descriptions of the Indenture and Supplemental Indenture are qualified in their entirety by reference to such Indenture and Supplemental Indenture, copies of which are filed herewith as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference.
     Range and the Subsidiary Guarantors registered the sale of the Notes and the underlying guarantees with the Commission pursuant to a Registration Statement on Form S-3 filed on May 11, 2011.
     The Notes were sold pursuant to an Underwriting Agreement, dated May 11, 2011 (the “Underwriting Agreement”), by and among J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (the “Underwriters”), Range, and the Subsidiary Guarantors. The Underwriting Agreement was filed as Exhibit 1.1 to Range’s Current Report on Form 8-K filed with the Commission on May 12, 2011.
     B. Tenth Supplemental Indenture for 6 3/8% Senior Subordinated Notes due 2015
     On May 25, 2011, Range announced that it had accepted for purchase and payment (the “2015 Initial Settlement”) all of the approximately $108.9 million of the $150 million aggregate principal amount of its 6 3/8% Senior Subordinated Notes due 2015 (CUSIP No. 75281AAF6) (the “2015 Notes”) that were validly tendered (and not validly withdrawn) prior to 5:00 p.m., New York City time, on May 24, 2011 pursuant to its previously announced tender offer and consent solicitation, which commenced on May 11, 2011. In addition, on May 25, 2011, payment for the 2015 Notes pursuant to the 2015 Initial Settlement was made. The tender offer for the 2015 Notes will expire June 8, 2011, unless extended by Range in its sole discretion.
     On May 25, 2011, following receipt of the requisite consents of the holders of the 2015 Notes, Range entered into the Tenth Supplemental Indenture (the “2015 Tenth Supplemental Indenture”), by and among Range, the subsidiary guarantors named therein and the Trustee, to the Indenture, dated as of March 9, 2005, by and among Range, the subsidiary guarantors named therein and the Trustee, as successor in interest to J.P. Morgan Trust Company, National Association, as amended. The 2015 Tenth Supplemental Indenture eliminates most of the restrictive covenants and certain default provisions respecting the 2015 Notes. The 2015 Tenth Supplemental Indenture became operative upon the purchase by Range of a majority of the outstanding 2015 Notes pursuant to its tender offer and consent solicitation.
     A copy of the 2015 Tenth Supplemental Indenture is filed as Exhibit 4.3 hereto and is incorporated herein by reference. The description of the 2015 Tenth Supplemental Indenture contained herein is qualified in its entirety by the full text of such exhibit.
     C. Tenth Supplemental Indenture for 7 1/2% Senior Notes due 2016
     On May 25, 2011, Range also announced that it had accepted for purchase and payment (the “2016 Initial Settlement”) all of the approximately $198.8 million of the $250 million aggregate principal amount of its 7 1/2% Senior Subordinated Notes due 2016 (CUSIP No. 75281AAG4) (the “2016 Notes”) that were validly tendered (and not validly withdrawn) prior to 5:00 p.m., New York City time, on May 24, 2011 pursuant to its previously announced tender offer and consent solicitation, which commenced on May 11, 2011. In addition, on May 25, 2011, payment for the 2016 Notes pursuant to the 2016 Initial Settlement was made. The tender offer for the 2016 Notes will expire June 8, 2011, unless extended by Range in its sole discretion.
     On May 25, 2011, following receipt of the requisite consents of the holders of the 2016 Notes, Range entered into the Tenth Supplemental Indenture (the “2016 Tenth Supplemental Indenture”), by and among Range, the subsidiary guarantors named therein and the Trustee, dated as of May 23, 2006, by and among Range, the subsidiary guarantors named therein and the Trustee, as successor in interest to J.P. Morgan Trust Company, National Association, as amended. The 2016 Tenth Supplemental Indenture eliminates most of the restrictive covenants and certain default provisions respecting the 2016 Notes. The 2016 Tenth Supplemental Indenture became operative upon the purchase by Range of a majority of the outstanding 2016 Notes pursuant to its tender offer and consent solicitation.
     A copy of the 2016 Tenth Supplemental Indenture is filed as Exhibit 4.4 hereto and is incorporated herein by reference. The description of the 2016 Tenth Supplemental Indenture contained herein is qualified in its entirety by the full text of such exhibit.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.
     The information provided under Part A of Item 1.01 in this Current Report on Form 8-K regarding the Notes, the Indenture, the Supplemental Indenture and the related guarantees is incorporated by reference into this Item 2.03.

Item 3.03	Material Modification to Rights of Security Holders.
     The information provided under Parts B and C of Item 1.01 in this Current Report on Form 8-K regarding the 2015 Tenth Supplemental Indenture and the 2016 Tenth Supplemental Indenture is incorporated by reference into this Item 3.03.

Item 7.01	Regulation FD Disclosure.
     On May 25, 2011, Range issued a press release that announced the receipt of the requisite consents with respect to its tender offers and consent solicitations for its 2015 Notes and 2016 Notes. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

     The information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description
4.1	Indenture, dated May 25, 2011, among Range Resources Corporation, the subsidiary guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee.
4.2
First Supplemental Indenture, dated May 25, 2011, among Range Resources Corporation, the subsidiary guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee, including the form of 5 3/4% Senior Subordinated Notes due 2021.

4.3
Tenth Supplemental Indenture, dated as of May 25, 2011, by and among Range Resources Corporation, the subsidiary guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.4
Tenth Supplemental Indenture, dated as of May 25, 2011, by and among Range Resources Corporation, the subsidiary guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee.

5.1	Opinion of Vinson & Elkins L.L.P.
23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1)
99.1	Press release dated May 25, 2011, announcing the receipt of the requisite consents with respect to tender offers and consent solicitations.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGE RESOURCES CORPORATION
By:	/s/ Roger S. Manny
Roger S. Manny
Chief Financial Officer

Date: May 25, 2011

EXHIBIT INDEX

Exhibit
Number	Description
4.1	Indenture, dated May 25, 2011, among Range Resources Corporation, the subsidiary guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee.
4.2
First Supplemental Indenture, dated May 25, 2011, among Range Resources Corporation, the subsidiary guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee, including the form of 5 3/4% Senior Subordinated Notes due 2021.

4.3
Tenth Supplemental Indenture, dated as of May 25, 2011, by and among Range Resources Corporation, the subsidiary guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.4
Tenth Supplemental Indenture, dated as of May 25, 2011, by and among Range Resources Corporation, the subsidiary guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee.

5.1	Opinion of Vinson & Elkins L.L.P.
23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1)
99.1	Press release dated May 25, 2011, announcing the receipt of the requisite consents with respect to tender offers and consent solicitations.